BLACKROCK FUNDSSM
SUPPLEMENT DATED APRIL 2, 2007
TO THE BOND PROSPECTUSES
DATED JANUARY 31, 2007

High Yield Bond Portfolio

The section entitled "Fund Management" in the High Yield Bond Portfolio section of the Prospectus is deleted in its entirely and replaced with the following:

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, Scott Amero, Managing Director of BFM since 1990 and James Keenan, Director of BFM since 2004.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global fixed income research.

Mr. Keenan, CFA, is a Director and high yield portfolio manager and trader with BFM and is a member of the Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since 2003, and Mr. Keenan has been part of the portfolio management team since 2007.

The Statement of Additional Information (SAI) provides additional information about the fund managers' compensation, other accounts managed by the fund managers, and the fund managers' ownership of securities in the fund.

BLACKROCK FUNDSSM
SUPPLEMENT DATED APRIL 2, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2007

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

The section entitled "PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS — PORTFOLIO MANAGERS" in the Statement of Additional Information is amended by adding the following:

Portfolio Managers

As of February 28, 2007, James Keenan managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$4.5 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$704 million	1	$370.5 million
Other Accounts	20	$2.8 billion	3	$414 million

Mr. Keenan currently manages certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

Discretionary compensation.

Long-Term Retention and Incentive Plan ("LTIP") — Mr. Keenan has received awards under the LTIP.

Deferred Compensation Program — Prior to 2005, a portion of the annual compensation of Mr. Keenan was mandatorily deferred.

Options and Restricted Stock Awards — Mr. Keenan has been granted stock options in prior years and participates in BlackRock's restricted stock program.

Mr. Keenan's benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
James Keenan	High Yield Bond	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

As of February 28, 2007, the dollar range of securities beneficially owned by Mr. Keenan in the High Yield Bond Portfolio is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
James Keenan	High Yield Bond	None